UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2005

SHOPPING.COM LTD.

(Exact name of Registrant as specified in its charter)

Israel

(State or other jurisdiction of incorporation)

0-50964	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

1 Zoran Street, Netanya, 42504, Israel

(Address of principal executive offices, including zip code)

972-9-892-1000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2005, Shopping.com Ltd. (“Shopping.com”) entered into an employment agreement (the “Employment Agreement”) with Lorrie M. Norrington for the position of Shopping.com’s Chief Executive Officer (“CEO”). In accordance with the Israeli Companies Law, 1999 the provisions in the Employment Agreement providing for Ms. Norrington’s compensation will be effective upon approval by Shopping.com’s shareholders. Ms. Norrington’s compensation will be voted on by the shareholders at Shopping.com’s Annual General Meeting of Shareholders to be held on June 7, 2005.

The Employment Agreement sets forth the terms of Ms. Norrington’s compensation, subject to shareholder approval. The principal elements of that compensation arrangement are:

•	A salary of $350,000 annually.

•	A bonus of no less than 50% of her salary prorated for her service as CEO during the 2005 fiscal year.

•	Participation in Shopping.com’s health, insurance and employee benefit plans.

•	A grant of 25,000 of ordinary shares that may be purchased by Ms. Norrington at their par value of NIS 0.01 per share, subject to vesting restrictions. All such shares shall vest upon the determination by the Board that the Company achieved at least one hundred percent (100%) of the revenue and EBITDA (or net income) targets established by the Board for each of the fiscal years 2005, 2006 and 2007; provided however, that all of the shares shall be fully vested on May 31, 2009 if Ms. Norrington’s continues to be employed with Shopping.com.

•	An option to purchase 600,000 ordinary shares (the “Option”) at an exercise price of $17.80 per share, the closing price of Shopping.com ordinary shares on NASDAQ National Market on March 31, 2005. This option vests monthly over 48 months from March 31, 2005, and expires upon the earlier of 10 years after the date of grant or in the event that Ms. Norrington ceases to provide services to Shopping.com.

•	If Ms. Norrington’s employment is terminated without cause or for good reason, she shall be afforded a period of one year to exercise all of her then vested options (subject to any earlier expiration date of such options).

•	If Ms. Norrington’s employment is terminated due to her to death or disability, she (or her estate) shall be afforded a period of two years to exercise all of her then vested options (subject to any earlier expiration date of such options).

•	If Ms. Norrington is terminated without cause or she voluntarily resigns for good reason, the Company will provide her with a severance package consisting of:

(i)	100% of her then current annual base salary paid in equal monthly installments over 12 months following the date of termination;

(ii)	50% of the unvested portion of any options and any other equity awards (except the restricted shares, described above, which will vest on a pro rata basis to the extent the annual targets have been met as of the date of termination) held by her on the date of termination shall vest and become immediately exercisable; and

(iii)	an amount equal to 12 months of premiums for coverage pursuant to COBRA, less normal withholding, paid monthly over 12 months for the continuation of her health benefits for such period.

Item 2.02.	Results of Operations and Financial Condition.

On April 6, 2005, Shopping.com issued a press release that included preliminary results for the quarter ended March 31, 2005. A copy of the press release is attached to this report as Exhibit 99.01.

The press release contains financial measures that are not prepared in accordance with generally accepted accounting principles (“GAAP”), and refers to them as “Adjusted.” Shopping.com’s Adjusted EBITDA is net income (loss) attributable to ordinary shareholders plus provision for income taxes, interest expense, depreciation, amortization and stock based compensation, and less interest and other income (expense), net. Adjusted EBITDA is a non-GAAP measure of liquidity, and should be viewed as a supplement to, not a substitute for, results of operations presented on a GAAP basis. A table reconciling Adjusted EBITDA to GAAP net income (loss) is included with the press release. The reconciliation of Adjusted EBITDA to GAAP information includes all information reasonably available to Shopping.com at the date of this press release.

Shopping.com’s management believes that Adjusted EBITDA is an appropriate measure of evaluating Shopping.com’s operating performance because it provides investors with an additional tool to compare business performance across companies and across periods. Shopping.com’s management uses Adjusted EBITDA as a measure of operating performance to assist in comparing Shopping.com’s financial results from period to period, as a planning metric, and as a metric for determining executive compensation. In addition, Shopping.com’s management has used this measure in the past and believes that it is important to provide investors and other interested persons with a consistent basis for comparison of financial results between quarters. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, cash flow from operations, net income, or other measures of financial performance prepared in accordance with GAAP.

The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 5.02.	Election of Directors; Appointment of Principal Officers.

(b) On March 31, 2005, Daniel T. Ciporin resigned from his position as CEO of Shopping.com effective as of June 1, 2005. Mr. Ciporin will continue as Chairman of Shopping.com’s Board of Directors (the “Board”). Ms. Norrington will replace Mr. Ciporin as Shopping.com’s CEO effective as of June 1, 2005.

(c) On March 31, 2005, the Board appointed Ms. Norrington as Shopping.com’s CEO effective as of June 1, 2005. On March 31, 2005, Shopping.com entered into an employment agreement with Ms. Norrington in connection with this appointment. The terms of that employment agreement are described in Item 1.01 of this report.

Ms. Norrington is 45 years old. Ms. Norrington has served as a member of the Shopping.com Board of Directors since June 2004. From August 2001 to March 2005, Ms. Norrington served as executive vice president in the office of the CEO of Intuit, Inc., a business and financial management software company. Prior to joining Intuit, from 1982 to July 2001, she served in a variety of positions at General Electric Corporation, a diversified technology, media and financial services company, including most recently as president and chief executive officer of GE FANUC Automation, a global manufacturing automation solutions business.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.01	Press release issued on April 6, 2005.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005	SHOPPING.COM LTD.

	By:	/s/ Greg J. Santora
Greg J. Santora Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press release issued on April 6, 2005.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.